Additional Information of Consolidated Statements of Cash Flows - Odysight.ai $ in Thousands	Jan. 28, 2024 USD ($)
Deconsolidation of Jeffs’ Brands:
Net working capital other than cash	$ (1,234)
Property and equipment, net	(58)
Investments accounted for using the equity method	(1,927)
Intangible assets, net	(6,551)
Financial assets at fair value through profit or loss	(50)
Deferred tax asset	(231)
Lease liabilities	45
Warrants at fair value issued by Jeffs’ Brands	2,033
Derecognition of non-controlling interests	5,245
Recognition of Jeffs' Brands shares as financial assets at fair value	1,393
Recognition of Jeffs' Brands warrants as financial assets at fair value	159
Loss arising from deconsolidation	1,318
Net cash deconsolidated upon loss of control	$ 142